UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 16, 2024

Date of Report (Date of earliest event reported)

IMMERSION CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-38334	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2999 N.E. 191st Street, Suite 610, Aventura, FL  33180

(Address of principal executive offices and zip code)

(408) 467-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The NASDAQ Global Market
Series B Junior Participating Preferred Stock Purchase Rights	IMMR	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                      ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 16, 2024, Toro 18 Holdings LLC (“Investor”), a Delaware limited liability company and wholly owned subsidiary of Immersion Corporation (the “Registrant”) entered into a Standby, Securities Purchase and Debt Conversion Agreement (the “Purchase Agreement”) with Barnes & Noble Education, Inc., a Delaware Corporation (“BNED”), Vital Fundco, LLC (“Vital”), and TopLids LendCo, LLC (“TopLids” and together with Vital, the “Lien Purchasers”), Outerbridge Capital Management, LLC (“Outerbridge”), and Selz Family 2011 Trust (“Selz” and together with Outerbridge, Investor, Vital, and TopLids, each individually a “Purchaser” and together the “Purchasers”).

Pursuant to the Purchase Agreement, BNED will conduct a rights offering (the “Rights Offering”), whereby (i) BNED will distribute at no charge to the holders of its common stock (“BNED Common Stock”) non-transferable subscription rights (“Rights”) to purchase up to an aggregate of 900,000,000 new shares of BNED Common Stock (the “Offered Shares”) at a subscription price of $0.05 per share that, if exercised in full, will provide gross proceeds to BNED of $45,000,000; (ii) BNED’s stockholders will have oversubscription rights; and (iii) if the Rights Offering is not fully subscribed, the Registrant, through Investor, along with Outerbridge and Selz, will purchase any unsubscribed Rights, with the Registrant, through Investor, purchasing up to $35,000,000 in Rights, Outerbridge purchasing up to $5,000,000 in Rights, and Selz purchasing up to $5,000,000 in Rights (the “Backstop Commitment”). BNED will reimburse the Registrant, through Investor, Vital, and Outerbridge for reasonable legal and other expenses in connection with the Transactions (as defined below), up to a maximum of $3,000,000, $200,000, and $250,000, respectively. BNED will also pay an amount equal to $2,450,000 to the Registrant, through Investor and $350,000 to Selz, in each case, as payment in consideration for its respective Backstop Commitment.

In addition to the Rights Offering, the Purchase Agreement provides that the Registrant, through Investor, will purchase from BNED an aggregate of 900,000,000 new shares of BNED Common Stock at the Subscription Price and Vital shall purchase from BNED an aggregate of 100,000,000 new shares of BNED Common Stock at the Subscription Price (the “PIPE Shares”) in a private placement transaction and for an aggregate purchase price of $50,000,000 (the “PIPE Transaction”).

The Purchase Agreement also provides that all outstanding principal and any accrued and unpaid interest (the “Rollover Debt Amount”) under that certain Term Loan Credit Agreement, dated as of June 7, 2022, by and among BNED, as borrower, the guarantors party thereto, the Lien Purchasers, as lenders, and TopLids, as administrative agent and collateral agent, will convert into a number of new shares (the “Rollover Shares”) of BNED Common Stock equal to the quotient of the Rollover Debt Amount divided by $0.05, with the Rollover Shares being issued to the Lien Purchasers pro rata based on each Lien Purchaser’s pro rata portion of the Rollover Debt Amount (the “Debt Conversion”, and together with the Rights Offering and the PIPE Transaction, the “Transactions”).

In connection with the Transactions, the Registrant has designated Eric Singer, William C. Martin, Emily S. Hoffman, and Elias Nader (the “Registrant Designees”) to serve as members of the board of directors of BNED (the “BNED Board”) following the closing of the Transactions (the “Closing”).

The Closing is subject to customary conditions, including the receipt of the Requisite BNED Stockholder Approval (as defined below), the expiration of any applicable waiting period (and any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, each party’s representations and warranties being true and correct as of the Closing, and each party’s material compliance with certain agreements, covenants, and conditions.

The “Requisite BNED Stockholder Approval” must be obtained at a special meeting of BNED’s stockholders (the “Special Meeting”) as follows:  (i) each of (A) the issuance and sale of (w) the Offered Shares, (x) the shares acquired pursuant to the Backstop Commitment, (y) the PIPE Shares, and (z) the Rollover Shares, (B) the election of the Registrant Designees, and (C) a reverse stock split, which may be effected by the BNED Board following the Closing, must be approved by a majority of the votes cast on such proposal by BNED’s stockholders, and (ii) the adoption of an amendment to the amended and restated certificate of incorporation of BNED must be approved by a majority of the issued and outstanding shares of BNED Common Stock.

The provisions of the Purchase Agreement, including any representations and warranties contained therein, are not for the benefit of any party other than the parties thereto.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to the Purchase Agreement and the Transactions. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including risks detailed from time to time in the Registrant’s filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are based on information available to the Registrant as of the date hereof, and the Registrant does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made except as required by law or regulation.

No Offer or Solicitation

This Current Report on Form 8-K does not and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. Any offer, if at all, will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

Additional Information Regarding the Special Meeting and Where to Find It

BNED intends to file a proxy statement and proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Special Meeting. BNED’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. BNED’s Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by BNED with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

The Company and BNED, their respective directors, and certain of their respective executive officers and employees may be deemed participants in connection with the solicitation of proxies from BNED’s stockholders in connection with the matters to be considered at the Special Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company is included in the Company’s Proxy Statement on Schedule 14A for its 2024 annual meeting of stockholders under the heading “Ownership of Our Securities” filed with the SEC on March 25, 2024, which can be found through the SEC’s website at https://www.sec.gov/Archives/edgar/data/1058811/000121390024025232/MainDocument.htm. Information regarding the direct and indirect interests, by security holdings or otherwise of BNED’s directors and executive officers in BNED is included in BNED’s Proxy Statement on Schedule 14A for its 2023 annual meeting of stockholders under the heading “Security Ownership of Certain Beneficial Owners and Management” filed with the SEC on August 25, 2023, which can be found through the SEC’s website at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001634117/000114036123041294/ny20009569x1_def14a.htm. Changes to the direct or indirect interests of BNED’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3 (filed with the SEC on September 21, 2023, September 21, 2023, and September 21, 2023, respectively) and Statements of Change in Ownership on Form 4 (filed with the SEC on September 26, 2023, September 26, 2023, September 26, 2023, September 26, 2023, November 21, 2023, and December 18, 2023, respectively), which can be found through the hyperlinks or the SEC’s website at www.sec.gov. Additional information is available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 11, 2024, available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1058811/000121390024021235/immr-20231231.htm, in BNED’s Annual Report on Form 10-K for the year ended April 29, 2023, filed with the SEC on July 31, 2023, available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1634117/000163411723000032/bned-20230429.htm, and BNED’s Current Reports on Form 8-K, filed with the SEC on May 1, 2023, August 11, 2023, September 6, 2023, September 14, 2023, October 5, 2023, and February 6, 2024, which can be found through the hyperlinks or the SEC’s website at www.sec.gov. More detailed and updated information regarding the identity of these potential participants and their direct or indirect interests in BNED, by security holdings or otherwise, will be set forth in the proxy statement for the Special Meeting and other materials to be filed with the SEC. These documents, when filed, can be obtained free of charge from the sources indicated above.

Item 2.02 Results of Operations and Financial Condition.

The Company expects total stockholder equity to be approximately $200 million as of March 31, 2024, subject to standard quarterly closing procedures.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit Description
10.1

Standby, Securities Purchase and Debt Conversion Agreement, dated as of April 16, 2024, by and among Toro 18 Holdings LLC, Barnes & Noble Education, Inc., Vital Fundco, LLC, TopLids LendCo, LLC, Outerbridge Capital Management, LLC, and Selz Family 2011 Trust.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	April 16, 2024	By:	/s/ Eric Singer
		Name:	Eric Singer
		Title:	President, Chief Executive Officer and Chairman